Revenue Recognition	12 Months Ended
Dec. 31, 2013
Revenue Recognition [Abstract]
Revenue Recognition
Revenue Recognition
Future minimum annual base rents as of December 31, 2013 to be received over the next five years pursuant to the terms of non-cancelable operating leases are included in the table below.

Amounts included assume that all leases which expire are not renewed and that tenant renewal options are not exercised; therefore, neither renewal rents nor rents from replacement tenants are included. Future minimum annual base rents also do not include payments which may be received under certain leases on the basis of a percentage of reported tenants' sales volume, common area maintenance charges and real estate tax reimbursements.

Year ending December 31,
2014	$823,803
2015	721,352
2016	600,528
2017	479,408
2018	371,683
Thereafter	1,400,662

The Company recognized approximately $6.4 million, $6.1 million, $2.8 million, and $3.0 million of rental income based on a percentage of its tenants' sales for the years ended December 31, 2013 and 2012, the period from June 28, 2011 to December 31, 2011 and the period from January 1, 2011 to June 27, 2011, respectively.

As of December 31, 2013 and 2012, the estimated allowance associated with Company's outstanding rent receivables, included in Receivables in the Company's Consolidated Balance Sheets was $30.2 million and $28.2 million, respectively. In addition, as of December 31, 2013 and 2012, receivables associated with the effects of recognizing rental income on a straight-line basis were $48.6 million and $31.7 million, respectively net of the estimated allowance of $0.9 million and $0.5 million, respectively.